Exhibit 99.1

   © 2018 Chembio. All Rights Reserved. | #     Corporate Presentation  May 2018    © 2018 Chembio. All Rights Reserved. Page 1

 Safe Harbor Statement  Statements contained herein that are not historical facts are forward-looking statements within the meaning of the Securities Act of 1933, as amended. Those statements include statements regarding the intent, belief or current expectations of Chembio and its management. Such statements reflect management's current views, are based on certain assumptions, and involve risks and uncertainties. Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to, Chembio’s ability to develop, manufacture, market and finance new products and the demand for Chembio's products. Chembio undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Chembio's expectations with regard to these forward-looking statements or the occurrence of unanticipated events. Other factors that may impact Chembio's success are more fully disclosed in Chembio's most recent public filings with the U.S. Securities and Exchange Commission.  © 2018 Chembio. All Rights Reserved. Page 2

 Our VisionTo reduce the incidence of disease globallyOur MissionTo develop and commercialize rapid, easy-to-use, and reliable point-of-care tests that improve diagnosis and monitoring of disease  © 2018 Chembio. All Rights Reserved. Page 3

Patented DPP® Technology Platform

Offers uniqueness and broad global market application

- Easy to use
- Fingerstick blood / oral fluid
- Results in 15 minutes
- Highly sensitive and specific
- Multiplexing capabilities
- Quantitative Results


DPP HIV 1/2
2
Buffer
T C
ID
1
Sample
Buffer
CHEMBIO

99.8% Sensitivity[1]

100% Specificity[1]

[1]Based on fingerstick whole blood samples: DPP HIV 1/2 Assay

© 2018 Chembio. All Rights Reserved. Page 4

Strategic Focus

Executing on our key building blocks

EXPANDING…
Our core sexually transmitted disease (STD) business

BUILDING…
A broad tropical and fever disease portfolio

LEVERAGING…
Our DPP® technology and scientific expertise via collaborations

PREPARING…
For additional growth with enhanced manufacturing capability

© 2018 Chembio. All Rights Reserved. Page 5

 Expanding our Core STD Business  Multiple organic growth drivers are moving the business  BROADEN - expand product offering  © 2018 Chembio. All Rights Reserved. Page 6

Sexually Transmitted Disease Market

HIV and Syphilis affect ~50 million globally

IMPORTANT GEOGRAPHIES

- U.S. – FDA approved, CLIA Waived
- Africa – WHO prequalified
- Europe – CE marked
- Brazil – ANVISA approved
- Mexico – COFEPRIS approved



36.7M living with HIV
12M Syphilis infections/year

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Addressing HIV-Syphilis Co-infection

A highly differentiated approach

KEY ADVANTAGES

- Easy to use
  - 2.5 – µL15 blood sample
- Rapid results
  - 15-20 minute test time
- Reliable performance
  - Sensitive
  - Specific



SURE CHECK® HIV 1/2
HIV 1/2 STAT PAK®
DPP® HIV-Syphilis
DPP® HIV 1/2
SURE CHECK® HIV Self Test
DPP® Syphilis Screen & Confirm

CHEMBIO DIAGNOSTICS, INC.

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 Building Tropical & Fever Disease Portfolio    DPP® Malaria    DPP® Dengue    DPP® Zika    DPP® Chikungunya    DPP® Ebola    DPP® Typhoid    DPP® Fever Panel(Africa)      DPP® Malaria-Ebola    DPP® Dengue-Zika-Chikungunya  DPP® Fever Panel(Asia)  Single Tests  Multiplex Tests  Key advantages include sensitivity, specificity and multiplexing  © 2018 Chembio. All Rights Reserved. Page 9

Tropical and Fever Disease Market

Established markets and channels present significant opportunity

Opportunities in Established Markets

- Malaria: 216M annual infections
- Dengue: 390M annual infections

Emerging Markets

- Zika
- Chikungunya
- Ebola
- Lassa
- Marburg
- Leptospirosis
- Burkholderia
- Rickettsia

~600M annual infections


Malaria
Dengue

CHEMBIO DIAGNOSTICS, INC.
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                         Tropical and Fever Disease  R&D funding from World-Leading Organizations: $7.3MM (’15-’17)  DPP® Malaria Assay  DPP® Dengue Assay  DPP® Zika Assay  DPP® Zika/Dengue/Chikungunya Assay  DPP® Fever Panel Assay - Africa  DPP® Fever Panel Assay - Asia  DPP® Ebola Assay  DPP® Malaria/Ebola Assay  © 2018 Chembio. All Rights Reserved. Page 11

Technology Collaborations

Why are global leaders choosing Chembio to solve their challenges?

- Deep scientific expertise with a proven technology platform
  - Sensitive and specific
  - Multiplexing capabilities
  - Quantitative results
- Successful track record developing DPP® tests with diverse collaborators
  - Global commercial companies
  - Governments
  - Non-governmental organizations
- Extensive experience achieving key regulatory approvals
  - U.S. FDA, WHO PQ, CE mark, ANVISA, COFEPRIS

CHEMBIO DIAGNOSTICS, INC.
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                     Technology Collaborations  Ongoing collaborations provide significant growth potential  DPP® Concussion Assay  DPP® Bovine TB Assay  DPP® Cancer Assay  DPP® “Undisclosed Biomarker” Assay  Point-of-care infectious disease portfolio  Perseus Science Group LLC   Undisclosed Partner  © 2018 Chembio. All Rights Reserved. Page 13

Technology Collaborations

What opportunities do our technology collaborations provide?

- Expansion into new markets
  - Cancer Diagnostics
  - Concussion / Traumatic Brain Injury
  - Veterinary
- Broadening application from POC diagnostics to companion diagnostics
  - Drugs
  - Vaccines
- Cost-effective development funded by collaborators

Note: all technology collaboration projects are under development

CHEMBIO DIAGNOSTICS, INC.

© 2018 Chembio. All Rights Reserved. Page 14

 Preparing For Additional Growth   Product, People, Process  Building the product portfolioStrengthening the talent (Leadership, Board, Organization)Expanding manufacturing capacity (U.S. and Malaysia)  © 2018 Chembio. All Rights Reserved. Page 15

 © 2018 Chembio. All Rights Reserved. | #   Revenue (millions)  $12.5M cash and equivalents as of 3/31/2018  Q2 2016  Q2 2017  Q3 2016  Q3 2017  Q4 2016  Q4 2017  Q1 2017  Q1 2018  Financial Highlights   Revenue Growth 38% LTM: $18.4M (Q2 ‘17) to $25.4M (Q1 ‘18)  © 2018 Chembio. All Rights Reserved. Page 16   LTM: Last twelve months ended Q2’17 vs. LTM Q1’18

2018 Milestones and Next Steps

Driving new revenues

- Complete DPP® Malaria Assay development → file registrations
- Complete DPP® biomarker (AstraZeneca) development → file registrations
- Submit DPP® Zika 510(k) with U.S. FDA → launch in the U.S. market
- File DPP® Dengue registrations → launch in APAC and LATAM markets
- Complete DPP® Cancer development → file registrations

CHEMBIO DIAGNOSTICS, INC.

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Investment Highlights  Investment Highlights  Superior DPP® technology platform with broad applicationGrowing pipeline of products and markets Nimble global organization prepared to scale operationally  © 2018 Chembio. All Rights Reserved. Page 18

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